UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☐	Soliciting Material Pursuant to (S)240.14a-12
Craftmade International, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
October 22, 2007
To the Stockholders of Craftmade International, Inc.:
     It is our pleasure to invite you to attend our 2007 Annual Meeting of Stockholders, which will be held Tuesday, November 27, 2007 at 9:30 a.m. local time at our corporate office located at 650 South Royal Lane, Suite 100, Coppell, Texas.
     The expected actions to be taken at the Annual Meeting are described in the attached proxy statement and Notice of Annual Meeting of Stockholders. Included with the proxy statement is a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2007. We encourage you to read the Form 10-K. It includes our audited financial statements and information about our operations, markets, and products.
     Stockholders of record at the close of business on September 28, 2007 may vote at the Annual Meeting.
     Your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. Returning the proxy card will ensure your representation at the meeting but does not deprive you of your right to attend the meeting and to vote your shares in person. The proxy statement explains more about the proxy voting. Please read it carefully.
     We appreciate your continued confidence in the Company and look forward to seeing you at the Annual Meeting.
Sincerely,
James R. Ridings
Chairman of the Board and Chief Executive Officer

Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
NOTICE OF THE 2007 ANNUAL MEETING OF STOCKHOLDERS
     The annual meeting of stockholders of Craftmade International, Inc. (the “Company”) will be held on Tuesday, November 27, 2007 at 9:30 a.m. local time at the Company’s office at 650 South Royal Lane, Suite 100, Coppell, Texas, for the following purposes:
1.	Election of six (6) directors to serve until the next annual meeting of stockholders of the Company or until their successors have been elected and qualified;

2.	Ratification of the selection by the Audit Committee of BDO Seidman, LLP as the Company’s independent registered public accounting firm; and

3.	Consideration of any other matters properly brought before the meeting.
     More information about these business items is described in the enclosed proxy statement. Only stockholders of record at the close of business on September 28, 2007 may vote at the Annual Meeting. Any of the above matters may be considered at the Annual Meeting at the date and time specified above or at an adjournment or postponement of such meeting.
     Attendance at the annual meeting is limited to stockholders, their proxies and invited guests of the Company.
For the Board of Directors,
J. Marcus Scrudder
Chief Financial Officer and Corporate Secretary
Coppell, Texas
October 22, 2007

YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS INSTRUCTED ON THE ENCLOSED PROXY CARD.

Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
PROXY STATEMENT
For Annual Meeting of Stockholders
To be Held on Tuesday, November 27, 2007
9:30 a.m. CST
GENERAL
     The Board of Directors (the “Board”) of Craftmade International, Inc. (the “Company”) is soliciting proxies for the 2007 annual meeting of stockholders. The annual meeting will be held on Tuesday, November 27, 2007 at 9:30 a.m. local time at the Company’s office at 650 South Royal Lane, Suite 100, Coppell, Texas. This proxy statement, the form of proxy and the annual report to stockholders were first mailed to stockholders on or about October 22, 2007.
Who Can Vote?
     Record holders of common stock, par value $0.01 per share (the “Common Stock”), of the Company at the close of business on September 28, 2007 (the “Record Date”), may vote at the meeting. On the Record Date, 5,204,500 shares of Common Stock were outstanding. Each stockholder has one vote for each share of Common Stock held by that stockholder.
How You Can Vote?
     Shares represented by a proxy in the form provided to you with this proxy statement will be voted at the annual meeting in accordance with your directions. To be valid and counted at the annual meeting, your proxy card must be signed, dated and returned to us.
     If you do not specify on your proxy card how you want to vote your shares, we will vote them:
•	FOR the election of the six (6) nominees for director named in the proxy card; and

• FOR the approval of BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accounting firm for fiscal year 2008.
Other Matters to be Acted Upon at the Meeting
     We do not know of any other matters to be presented or acted upon at the annual meeting other than those described above. Under our Bylaws, if any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting those shares.

Required Votes
     A majority of outstanding shares of Common Stock, present in person or represented by proxy at the annual meeting shall constitute a quorum at the annual meeting. For purposes of the quorum and the discussion below regarding the votes necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or represented by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the annual meeting, are considered stockholders who are present and entitled to vote, and they count toward the quorum.
     Brokers holding shares of record for customers generally are not entitled to vote on nonroutine matters unless they receive voting instructions from their customers. “Uninstructed shares” means shares held by a broker who has not received instructions from its customers on such nonroutine matters, and the broker has so notified the Company on a proxy form or has otherwise advised us that the broker lacks voting authority. “Broker non-votes” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions. If nonroutine matters are to be voted on and you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must obtain a legal proxy from your stockbroker in order to vote at the Annual Meeting. We encourage you to provide instructions to your broker. This ensures your shares will be voted at the meeting.
     We will appoint one or more inspectors of election to act at the Annual Meeting and to make a written report on the voting. Prior to the Annual Meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.
     Election of Directors. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Votes may be cast in favor of or withheld with respect to each nominee. Votes withheld and broker non-votes will not be counted by us.
     Ratification of Independent Accountants. A majority of the votes cast at the annual meeting is required to ratify the selection by the Audit Committee of BDO Seidman, LLP as the Company’s independent registered public accountants for 2006. Abstentions and broker non-votes will not be counted as votes cast.
Revocation of Proxies
     You can revoke your proxy at any time before it is exercised in any of three ways:
          1. by submitting written notice of revocation to the Secretary of the Company;
          2. by submitting another proxy that is properly signed and later dated; or
          3. by attending and voting in person at the meeting.
How to Attend the Meeting
     We encourage all holders of Common Stock on the Record Date to attend the annual meeting. This will give you an opportunity to visit the Company’s facility, talk to management and vote your shares in person. If you are interested in attending, call our Corporate Secretary, J. Marcus Scrudder, at (972) 393-3800, ext. 166 for directions.
Householding
     With respect to eligible stockholders who share a single address, we are sending only one proxy statement to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact our Corporate Secretary, J. Marcus Scrudder, c/o Craftmade International, Inc., 650 South Royal Lane, Suite 100, Coppell, Texas 75019, or by calling (972) 393-3800, ext. 166. Eligible stockholders of record receiving multiple copies of our proxy statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.
     We hereby undertake to deliver promptly, upon written request, a copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address set forth above.

PROPOSAL ONE
ELECTION OF DIRECTORS
     Six (6) directors will be elected at this year’s annual meeting. The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated the following candidates for election:

James R. Ridings A. Paul Knuckley Lary C. Snodgrass William E. Bucek L. Dale Griggs R. Don Morris
     Richard T. Walsh has served as a director of the Company since November 2005 and will continue to serve until the annual meeting. On September 10, 2007, Mr. Walsh announced his intention to retire from the Board of Directors at the annual meeting. Accordingly, the Board of Directors has not nominated Mr. Walsh for election as a director at the annual meeting. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors also has not re-nominated Clifford F. Crimmings, the Company’s Vice President of Marketing, and John S. DeBlois, Executive Vice President of Trade Source International, Inc. (“TSI”), a Delaware corporation and a subsidiary of the Company, for election as directors at the annual meeting. Mr. Crimmings has served as a director of the Company since 1987. Mr. DeBlois has served as a director of the Company since 1998. The Nominating and Corporate Governance Committee and the Board of Directors believe that the removal of Messrs. Crimmings and DeBlois will increase the independence of the Board. Messrs. Crimmings and DeBlois will continue to serve as directors until the annual meeting.
     In connection with the retirement of Mr. Walsh and the decision not to re-nominate Messrs. Crimmings and DeBlois, the Board of Directors will be reduced to six directors effective on the date of the annual meeting.
     Each director will serve until the next annual meeting or until he or she is succeeded by another director who has been duly elected and qualified.
     We will vote your shares as you specify on the enclosed proxy form. If you sign, date, and return the proxy form, but don’t specify how you want your shares voted, we will vote them for the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that person. Proxies cannot be voted for the election of more than six persons to the Board of Directors. Directors are elected by plurality vote, and cumulative voting is not permitted.
     Director Nomination Procedures. The Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that at least a majority of the directors are independent under the rules of the NASDAQ Stock Market, that members of the Company’s Audit Committee meet the financial literacy requirements under the rules of the NASDAQ Stock Market, and that at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities Exchange Commission (“SEC”). Nominees for director are selected on the basis of their ability to bring sound business judgment to the Board’s deliberations, character and integrity, independence, ability to work with others and compatibility with other Board members; willingness and ability to devote the necessary time to the Company and Board responsibilities, community reputation and business contacts in the communities the Company serves, awareness of both the business and social environment within which the Company operates, business experience in highly competitive environments, public company experience, financial knowledge and experience, and an understanding of marketing, technology, law, the impact of government regulations or other specific areas or disciplines.
     All of the nominees for director are currently members of the Board of Directors and have consented to serve as a director if elected.

     The Board of Directors unanimously recommends that stockholders vote “FOR” the election of each of the nominees for director named above.

PROPOSAL TWO
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee has selected BDO Seidman, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending June 30, 2008 and recommends that stockholders vote for ratification of such appointment. Although ratification by stockholders is not required by law, the Company has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the selection of BDO, the Audit Committee may reconsider its selection.
     BDO was first appointed and began auditing our financial statements in the fiscal year ended June 30, 2005. Representatives of BDO have direct access to members of the Audit Committee and regularly attend its meetings. We expect that representatives of BDO will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.
Principle Accountant Fees and Services
     Aggregate fees for professional services rendered to the Company by BDO for the two fiscal years ended June 30, 2007 were as follows:
Summary of Fees

	Fiscal Year Ended
	June 30,	June 30,
	2007	2006
Audit fees	$335,000	$338,295
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Total	$335,000	$338,295

     Audit Fees. Audit fees include amounts for professional services rendered for the audits of the consolidated financial statements, audits of management’s assessment of the Company’s internal controls over financial reporting, reviews of the interim financial statements, reviews of filings on Forms 10-Q and 10-K with the Securities and Exchange Commission.
     There were no other fees paid to BDO.
Audit Committee Pre-Approval Policies and Procedures
     The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by the Company’s independent auditor. Except as noted below, no audit services or non-audit services shall be provided to the Company by the independent auditor unless first pre-approved by the Audit Committee and unless permitted by applicable securities laws and the rules and regulations of the SEC. If the Audit Committee approves an audit service within the scope of the engagement of the independent auditor, such audit service shall be deemed to have been pre-approved.
     Pre-approval shall not be required for non-audit services provided by the independent auditor, if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent (5%) of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which such non-audit services are provided, (ii) such non-audit services were not recognized by the Company at the time of the independent auditor’s engagement to be non-audit services, and (iii) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
     The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approval of certain non-audit services. The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Audit Committee for its approval at its next scheduled meeting.
     The Board of Directors, on behalf of the Audit Committee, unanimously recommend a vote “FOR” BDO Seidman, LLP as independent registered public accountants for fiscal year 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The table below sets forth, as of Friday, September 28, 2007, the number of shares of Common Stock and the percentage of outstanding shares owned of record by (i) each incumbent director and each nominee for director of the Company; (ii) each named executive officer of the Company; (iii) all directors and executive officers of the Company as a group; and (iv) each person who is known by us to beneficially own more than 5% of our Common Stock. Except as otherwise noted, each named individual has sole voting and investment power with respect to such shares. Unless otherwise indicated, the address of each listed stockholder is c/o Craftmade International, Inc., 650 South Royal Lane, Suite 100, Coppell, Texas 75019.
     Beneficial ownership is determined in accordance with the rules of the SEC. Beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedules 13D and 13G filings with the SEC and reports made directly to us. In computing the number of shares of Common Stock beneficially owned by a person and the beneficial ownership percentage of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 28, 2007 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

	Common Stock
	Beneficially Owned
Name	Shares		Percent
James R. Ridings	580,566		11.2%
Chairman of the Board and Chief Executive Officer

Brad Dale Heimann	28,992	(1)	*
President and Chief Operating Officer

J. Marcus Scrudder	1,500		*
Chief Financial Officer and Corporate Secretary

Clifford F. Crimmings	4,550		*
Vice President of Marketing and Director

John S. DeBlois	52,613		1.0%
Executive Vice President of TSI and Director

A. Paul Knuckley	43,618	(2)	*
Director

Lary C. Snodgrass	28,567	(3)	*
Director

William E. Bucek	2,588	(4)	*
Director

L. Dale Griggs	3,000		*
Director

R. Don Morris	3,663		*
Director

Richard T. Walsh	1,000		*
Director

All Directors and Executive Officers As a Group (11 Persons)	775,657		14.9%
Continued on following page. . . .

. . . . Continued from previous page

	Common Stock
	Beneficially Owned
Name	Shares		Percent
Schwartz Investment Trust, Inc.	457,000	(5)	8.8%
3707 West Maple Road, Suite 100 Bloomfield Hills, Michigan 48301

Schwartz Investment Counsel, Inc.	128,300	(6)	2.5%
3707 West Maple Road, Suite 100 Bloomfield Hills, Michigan 48301

Wellington Management Company, LLP	580,700	(7)	11.2%
75 State Street Boston, Massachusetts 02109

Fidelity Management & Research Company	414,913	(8)	8.0%
Fidelity Low Priced Stock Fund 82 Devonshire Street Boston, Massachusetts 02019

John P. Pecora	381,744	(9)	7.3%
130 Montadale Drive Princeton, NJ 08540

Number of Common Shares Outstanding on September 28, 2007	5,204,500		100.0%

*	Less than 1%.

(1)	Includes 100 shares owned by Mr. Heimann’s spouse and 26,892 shares owned by a trust on behalf of Mr. Heimann’s spouse. Mr. Heimann disclaims beneficial ownership of such shares. The number also includes 2,000 shares that may be issued pursuant to stock options that are exercisable within the next 60 days.

(2)	Includes 250 shares owned by Mr. Knuckley’s spouse and 7,200 shares owned by a trust on behalf of Mr. Knuckley’s children, of which Mr. Knuckley is co-trustee. Mr. Knuckley disclaims beneficial ownership of such shares. Also includes 7,500 shares that may be issued pursuant to stock options that are exercisable within the next 60 days.

(3)	Includes 17,000 shares held in the Lary Snodgrass Family Limited Partnership. Mr. Snodgrass disclaims beneficial ownership of such shares. Includes 4,000 shares held in Snodgrass Children’s Ltd., a family limited partnership. Mr. Snodgrass disclaims beneficial ownership of such shares. Also includes 7,500 shares that may be issued pursuant to stock options that are exercisable within the next 60 days.

(4)	Includes 400 shares held in the Jerome Joseph Bucek Family Trust, of which Mr. Bucek is co-trustee. Mr. Bucek disclaims beneficial ownership of such shares.

(5)	Schwartz Investment Trust (“SIT”), on behalf of its series funds, Schwartz Value Fund, Ave Maria Catholic Values Fund and Ave Maria Opportunity Fund, has sole voting power and sole dispositive power over 457,000 shares. SIT is an investment company and investment advisor. The information included in this table and this note is derived from a report on Schedule 13G/A as filed by SIT with the Securities and Exchange Commission on February 12, 2007.

(6)	Schwartz Investment Counsel, Inc. (“SICI”) has sole voting power and sole dispositive power over 128,300 shares. SICI is an investment company and investment advisor. The information included in this table and this note is derived from a report on Schedule 13G/A as filed by SICI with the Securities and Exchange Commission on February 12, 2007.

(7)	Wellington Management Company, LLP (“Wellington”) has shared dispositive power over 580,700 shares and shared voting power over 508,000 shares. Wellington is an investment adviser. The information included in this table and this note is derived from a report on Schedule 13G/A as filed by Wellington with the Securities and Exchange Commission on March 12, 2007.

(8)	Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 414,913 shares as a result of acting as investment adviser to Fidelity Low Priced Stock Fund (the “Fund”). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity, each has sole power to dispose of the 414,913 shares owned by the Fidelity and the Fund.

Members of the family of Edward C. Johnson 3d, Chairman of FMR Corp., are the predominant owners, directly or through trusts, of Series B shares of Common Stock of FMR Corp., representing 49% of the voting power of FMR Corp. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Accordingly, through their ownership of voting Common Stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by Fidelity or the Fund, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

(9)	John P. Pecora beneficially owns 381,744 shares. The information included in this table and this note is derived from a report on Schedule 13D/A as filed by Mr. Pecora with the Securities and Exchange Commission on September 13, 2007.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors, executive officers and 10% or greater stockholders file with the SEC and New York Stock Exchange initial reports of ownership and reports of changes in ownership of our common stock. These persons are required to furnish us with copies of all Section 16(a) reports they file with the SEC.
     To our knowledge, based solely upon (i) our review of the copies of the Forms 3 and 4 and amendments thereto furnished to us during fiscal year 2007 and Forms 5 and amendments thereto furnished to us with respect to fiscal year 2007 and (ii) written representations from our directors and executive officers, we believe that all of our directors, officers and 10% or greater stockholders complied with all Section 16(a) filing requirements during fiscal year 2007 except for the following: a Form 4 was not filed in a timely manner with respect to the disposition of shares of our common stock for James R. Ridings and a Form 5 was not filed in a timely manner for the disposition of shares of our common stock held in a trust owned by the spouse of Brad Dale Heimann.

CRAFTMADE DIRECTORS & MANAGEMENT
Directors
     The following sets forth a brief biography describing the principal occupation and certain other information about each of our current directors and nominees:

			Served
Name	Age	Position	Since
James R. Ridings	57	Chairman and Chief Executive Officer	1985
Clifford F. Crimmings	57	Vice President Marketing and Director	1985
John S. DeBlois	54	Executive Vice President TSI and Director	1998
A. Paul Knuckley	57	Director	1996
Lary C. Snodgrass	58	Director	1998
William E. Bucek	69	Director	2002
L. Dale Griggs	74	Director	2002
R. Don Morris	67	Director	2002
Richard T. Walsh	72	Director	2005
     James R. Ridings, age 57, has served as Chairman and Chief Executive Officer of the Company since 1986 and served as President from 1989 until November 2005. Mr. Ridings has also served as the President of TSI, since October 2003. Mr. Ridings has been a director of the Company since its organization in 1985 and was a Vice President from 1985 to 1986. Between 1971 and 1984, Mr. Ridings was a sales representative with Kevco, Inc., Fort Worth, Texas, and its predecessor company, a wholesale distributor of ceiling fans, plumbing supplies and mobile home accessories.
     Clifford F. Crimmings, age 57, has served as Vice President of Marketing of the Company since its organization in 1985 and a director since 1987. Mr. Crimmings is not running for reelection as a director. Between 1969 and 1985, Mr. Crimmings was employed as a sales representative and then as a sales manager with Kevco, Inc. and its predecessor company.
     John S. DeBlois, age 54, has served as a director of the Company since October 1998, and as Executive Vice President of TSI, since July 1998. Mr. DeBlois is not running for reelection as a director. Mr. DeBlois served as Vice President of Sales of Trade Source International, Inc. a California corporation (“TSI California”), the predecessor of TSI, from 1987 to July 1998. In 1979, Mr. DeBlois purchased Regal-Lite Corp., a domestic lighting manufacturing company, which was merged into TSI California in 1987. Between 1978 and 1979, Mr. DeBlois served as a retail representative of Mosley, Halgarten, Eastbrook and Weedon, a regional brokerage firm. Between 1975 and 1977, Mr. DeBlois was a stockbroker for Paine Webber Group Inc. Mr. DeBlois received a B.B.A. degree in Economics from Tufts University in 1975.
     A. Paul Knuckley, age 57, has served as a director of the Company since October 1996. Mr. Knuckley has served since 1974 as President and Chief Executive Officer of Knuckley Inc., d.b.a. Ditch Witch of East Texas, and as owner and Vice-President of Witch Equipment Co., Inc. of Ft. Worth, Texas. Prior to 1974, Mr. Knuckley was employed by John Hancock Mutual Life Insurance Company as a life and health underwriter. Mr. Knuckley received a B.B.A. degree from Texas Tech University in 1971 in both Personnel and Administrative Management.
     Lary C. Snodgrass, age 58, has served as a director of the Company since October 1998. Mr. Snodgrass has been employed by Pickens, Snodgrass, Koch & Company, P.C., a public accounting firm, since 1973, serving as managing partner and president from 1980 to 1995 and as a retired partner since 2004. Between 1970 and 1973, Mr. Snodgrass was a senior accountant for Arthur Andersen & Co., an international public accounting firm. Mr. Snodgrass received a B.B.A. degree in Accounting from Texas Tech University in 1970. Mr. Snodgrass has been a Certified Public Accountant since 1972. Mr. Snodgrass currently serves as an advisory director of Chase Bank—Fort Worth Region and Respirics, Inc.

     William E. Bucek, age 69, has served as a director of the Company since October 2002. Mr. Bucek is the founder of Double B Foods, Inc., a Texas corporation, serving as President from 1971 until 1999, and currently serving as Chairman of the Board and Chief Executive Officer. Mr. Bucek has been a Director of Hill Bank & Trust, Weimar, Texas, since 1994. Mr. Bucek received a B.S. degree from Rice University in 1960.
     L. Dale Griggs, age 74, has served as a director of the Company since October 2002. Mr. Griggs is a retiree from a forty-five year banking career. Mr. Griggs served as Executive Vice President and Director of Overton Bank and Trust of Fort Worth, Texas, from 1983 through 1998 and as Executive Vice President of Frost Bank, Fort Worth, Texas, from 1998 through 2001. Mr. Griggs is currently a Director of First Security State Bank, Cranfills Gap, Texas. Mr. Griggs received a B.S. degree in Management and Finance from Texas Christian University in Fort Worth, Texas. Mr. Griggs is also a graduate of Southwestern Graduate School of Banking of Southern Methodist University.
     R. Don Morris, age 67, has served as a director of the Company since October 2002. Mr. Morris became Senior Vice President and Chief Financial Officer of Michaels Stores, Inc. in January 1990, and in August 1990 he became an Executive Vice President. Mr. Morris retired from Michaels Stores in 1997. In 1998 he joined the Board of Directors of Jumbo Sports Inc. and served on its audit and compensation committees during its time of bankruptcy. Mr. Morris began his career at Arthur Young & Company, an international accounting firm, where he retired as partner in 1988. Mr. Morris graduated from Texas Tech University with an M.B.A. in 1962.
     Richard T. Walsh, age 72, has served as a director of the Company since November 2005. Mr. Walsh is not running for reelection as a director. Since 1992, Mr. Walsh has been a business consultant with RT Enterprises in Bloomfield Hills, Michigan. From 1973 to 1992, Mr. Walsh served in various roles at Core Industries, Inc. (“Core Industries”), a diversified NYSE-listed company, including President, Chief Executive Officer and Director, President and Chief Operating Officer, and Vice President Finance. Prior to his career at Core Industries, Mr. Walsh spent over 16 years at Touche Ross & Co., an international accounting and consulting firm. Mr. Walsh received a B.S. degree in accounting from the University of Notre Dame in 1957.

Executive Officers
     The executive officers of the Company, who are elected by the Board of Directors of the Company and serve at its discretion, are as follows:

			Served
Name	Age	Position	Since
James R. Ridings	57	Chairman and Chief Executive Officer	1985
Clifford F. Crimmings	57	Vice President Marketing	1985
John S. DeBlois	54	Executive Vice President TSI	1998
Brad Dale Heimann	33	President and Chief Operating Officer	2005
J. Marcus Scrudder	40	Chief Financial Officer and Corporate Secretary	2005
Michael L. Patton	38	Chief Accounting Officer	2004
     The business experience of Mr. Ridings, Mr. Crimmings and Mr. DeBlois is included above.
     Brad Dale Heimann, age 33, has served as President and Chief Operating Officer of the Company since November 29, 2005. Prior to this position, Mr. Heimann had served as the Executive Vice President of the Company since October 15, 2004, and served as Interim Chief Financial Officer from November 18, 2004 through October 3, 2005. Mr. Heimann was a special projects manager for the Company from 1998 until 2001 and Director of Operations of the Company from 2001 until October 15, 2004. Mr. Heimann earned a Masters of Business Administration from Southern Methodist University.
     J. Marcus Scrudder, age 40, was appointed Chief Financial Officer effective October 3, 2005. Prior to joining Craftmade, Mr. Scrudder served as Operations Manager at privately-owned Crown Equipment Corporation after it purchased the assets of Shannon Corporation in 2004, where Mr. Scrudder had been employed since 1997 and served as Chief Financial Officer since 1998. Crown Equipment Corporation is a leading brand of electric lift trucks in North America. Mr. Scrudder attended the Executive Program at Southern Methodist University where he received a Masters of Business Administration.
     Michael L. Patton, age 38, has served as Chief Accounting Officer of the Company since October 25, 2004. Prior to Craftmade, Mr. Patton worked for Arista Communication, Inc. (“Arista”), an affinity marketing company, from October 2003 to July 2004, as its Controller and subsequently its Chief Financial Officer. Prior to working for Arista, Mr. Patton, spent 11 years at PricewaterhouseCoopers LLP and worked in the Dallas, New York and London offices. Mr. Patton also attended Baylor University where he earned a Bachelor of Business Administration in Accounting.
Related Transactions and Certain Relationships
     Our directors and executive officers must seek approval from the board of directors prior to entering into a business arrangement that would be deemed a related party transaction. In addition, we review, on an annual basis, our financial records to ensure all related party transactions are identified, quantified and adequately disclosed. Also, each director and executive officer must disclose in writing any known related party transactions associated with completion of the annual director and officer questionnaire. There were no related party transactions during fiscal year 2007.
     Brad Dale Heimann serves as the Company’s President and Chief Operating Officer of the Company. Mr. Heimann’s father-in-law is James R. Ridings, Chairman of the Board and Chief Executive Officer.

CORPORATE GOVERNANCE AND BOARD MATTERS
Meetings of the Board of Directors
     The Board of Directors met six (6) times during the fiscal year ended June 30, 2007. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and of the Board committees of which they were members during such period. All members of the Board of Directors attended the 2006 annual meeting. We do not have a Board policy on director attendance at the annual meeting of stockholders.
Director Independence
     The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent” in compliance with the rules of NASDAQ are comprised, in part, of those objective standards set forth in the NASDAQ Marketplace Rules, which generally provide that: (a) a director who is an employee, or whose immediate family member (defined as a spouse, parent, child, sibling, father- and mother-in-law, son- and daughter-in-law and anyone, other than a domestic employee, sharing the director’s home) is an executive officer of the Company, would not be independent for a period of three years after termination of such relationship; (b) a director who receives, or whose immediate family member receives, payments of more than $100,000 during any period of twelve consecutive months from the Company, except for certain permitted payments, would not be independent for a period of three years after ceasing to receive such amount; (c) a director who is or who has an immediate family member who is, a current partner of the Company’s outside auditor or who was, or who has an immediate family member who was, a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years would not be independent until a period of three years after the termination of such relationship; (d) a director who is, or whose immediate family member is, employed as an executive officer of another company where any of the Company’s present executive officers serve on the other company’s compensation committee would not be independent for a period of three years after the end of such relationship; and (e) a director who is, or who has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of any organization that makes payments to, or receives payments from, the Company for property or services in an amount that, in any single fiscal year, exceeds the greater of $200,000, or 5% of such other company’s consolidated gross revenues, would not be independent until a period of three years after falling below such threshold.
     The Board of Directors, in applying the above-referenced standards, has affirmatively determined that A. Paul Knuckley, Lary C. Snodgrass, William E. Bucek, L. Dale Griggs, R. Don Morris and Richard T. Walsh are “independent.” As part of the Board’s process in making such determination, each such director provided written assurances that (a) all of the above-cited objective criteria for independence are satisfied and (b) he has no other “material relationship” with the Company that could interfere with his ability to exercise independent judgment.
Committees of the Board of Directors
     The Company’s Board of Directors has four (4) standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Qualified Legal Compliance Committee. The Board of Directors has adopted a written charter for each of these committees, copies of which can be found on our website at www.craftmade.com in the Governance section of our Investor Relations webpage. In addition, in fiscal year 2007 the Board of Directors created the Strategic Alternatives Committee to assess the Company’s strategic opportunities. All members of the committees appointed by the Board of Directors are non-employee directors.

     The following chart details the current membership of each committee and the number of meetings each committee held during the fiscal year ended June 30, 2007:
Board of Directors by Committee

Nominating
			Corporate	Qualified	Strategic
		Com-	Governance	Legal	Alternatives
Name	Audit	pensation	Committee	Compliance	Committee
Non-Employee Directors:
A. Paul Knuckley	M	C	M	M	—
Lary C. Snodgrass	M	M	M	M	M
William E. Bucek	M	M	C	M	M
L. Dale Griggs	M	M	M	M	—
R. Don Morris	C	M	M	C	—
Richard T. Walsh	M	M	M	M	C
Employee Directors:
James R. Ridings Chairman of the Board and CEO	—	—	—	—	—

Clifford F. Crimmings Vice President of Marketing	—	—	—	—	—

John S. DeBlois Executive Vice President of TSI	—	—	—	—	—
Activities During Fiscal Year 2007:
Number of Meetings	5	6	2	0	1

M = Member
C = Chairman
     Audit Committee. The Audit Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The charter is available in the “Investor Relations — Governance — Committees” section of the Company’s website at www.craftmade.com. The Audit Committee is responsible for oversight of the following:
(a)	the integrity of the Company’s financial statements and disclosures,

(b)	the Company’s compliance with legal and regulatory requirements,

(c)	the qualifications and independence of the Company’s independent auditing firm (the “External Auditors”),

(d)	the performance of the Company’s internal audit function and External Auditors,

(e)	the Company’s internal control systems,

(f)	the Company’s process for monitoring compliance with the Business Ethics Policy (“Ethics Policy”), and

(g)	establishing procedures for complaints relating to accounting, internal accounting controls, and auditing matters.

     The Audit Committee also meets with the External Auditors and with appropriate Company financial personnel about these matters. The functions of the Audit Committee also include recommending to the Board of Directors the appointment of the External Auditors (which is submitted to the stockholders for ratification at the annual meeting), reviewing annually the Audit Committee Charter, approving certain other types of professional service rendered to the Company by the External Auditors and considering the possible effects of such services on the independence of such public accountants. Both the internal accounting department and the External Auditors periodically meet alone with the Audit Committee and always have unrestricted access to the Audit Committee. The Audit Committee has included its annual report on page 26 of this proxy statement.
     The Board of Directors has determined that all members of the Audit Committee are independent directors under the rules of the NASDAQ Global Market and the rules and regulations of the SEC. The Board of Directors has determined that Mr. Morris qualifies as an “audit committee financial expert” under applicable SEC and NASDAQ regulations.
     Compensation Committee. The Compensation Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The Compensation Committee is responsible for (i) assisting the Board of Directors in the discharge of its fiduciary responsibilities relating to the fair and competitive compensation of the Company’s Chief Executive Officer and other executives and (ii) reviewing the compensation discussion and analysis and preparing the annual report on executive compensation included in the Company’s proxy statement for the annual meeting of stockholders. The Board of Directors has determined that all members of the Compensation Committee are independent directors under the rules of the NASDAQ Global Market and the rules and regulations of the SEC.
     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The Nominating and Corporate Governance Committee recommends the number of board positions to be filled in accordance with the Bylaws of the Company and the persons to be nominated to serve as directors. In this regard, the Nominating and Corporate Governance Committee considers the performance of incumbent directors in determining whether such directors should be nominated to stand for reelection. The Nominating and Corporate Governance Committee also reviews the recommendations of the Chief Executive Officer related to the appointment of executive officers and proposed personnel changes related to such officers and is responsible for conducting an annual review of the Company’s Business Ethics Policy.
     The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director and has adopted a policy for the consideration of such nominees. In order for a stockholder to nominate an individual to be a director of the Company, the nominating stockholder must provide the Company with timely and complete written notice of the individual to be nominated to the Company’s Board of Directors. In order to be considered timely, a nomination for the election of a director must be received at the principal executive offices of the Company no less than one hundred twenty (120) days before the anniversary date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, if the election is to be at an annual meeting, or one hundred twenty (120) days before any other meeting date for an election to be held at any other meeting. A stockholder nomination for director must set forth, as to each nominee such stockholder proposes to nominate: the name and business or residence address of the nominee; the class and number of shares of Common Stock of the Company which are beneficially owned by the person; the total number of shares that, to the knowledge of the nominating stockholder, would be voted for such person; and the signed consent of the nominee to serve, if elected. The notice by the nominating stockholders shall also set forth the name and residence address of the stockholder and the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder. Any such nominations should be submitted to the following address:
Nominating and Corporate Governance Committee
c/o J. Marcus Scrudder, Corporate Secretary
Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019

     Properly submitted recommendations for director by stockholders will be evaluated in the same manner as other nominees.
     The process for identifying and evaluating nominees to the Board of Directors is initiated by identifying a candidate who meets the criteria for selection as a nominee described under “Proposal One Election of Directors—Director Nomination Procedures” and has the specific qualities or skills being sought based on input from members of the Board of Directors. The Nominating and Corporate Governance Committee evaluates these candidates by reviewing the candidates’ biographical information and qualification and checking the candidates’ references. Qualified nominees are interviewed by at least one member of the Nominating and Corporate Governance Committee. Using the input from such interview and other information obtained by them, the Nominating and Corporate Governance Committee evaluates whether such prospective candidate is qualified to serve as a director and whether the committee should recommend to the Board of Directors that the Board nominate the prospective candidate or elect such candidate to fill a vacancy on the Board. Candidates recommended by the Nominating and Corporate Governance Committee are presented to the Board for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy.
     The Company has not received any nominations for persons to serve on the Board of Directors from any holder of Common Stock and has not rejected any director candidates put forward by a stockholder or group of stockholders who beneficially owned more than five percent (5%) of the Common Stock of the Company for at least one year at the time of the recommendation. The committee will continue to evaluate the size and composition of the Board.
     The Board of Directors has determined that all members of the Nominating and Corporate Governance Committee are qualified as an independent director under the rules of the NASDAQ Stock Market and rules and regulations of the SEC.
     Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee is responsible for handling reports of evidence of a material violation of the securities laws or a breach of a fiduciary duty by the Company or its officers, directors, employees, or agents. The Qualified Legal Compliance Committee has authority and responsibility to inform the Company’s Chief Executive Officer of any report of evidence of these violations, to determine whether an investigation is necessary, and to take appropriate action to address these reports. If the committee determines that an investigation is necessary or appropriate, it has the authority to notify the Audit Committee or the full Board of Directors, initiate an investigation, and retain outside experts. At the conclusion of any such investigation, the Qualified Legal Compliance Committee may recommend an appropriate response to the evidence of a material violation and inform the Chief Executive Officer and Board of Directors of the results of the investigation and the appropriate remedial measures to be adopted. The Audit Committee serves as the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee meets on an as needed basis.
     Strategic Alternatives Committee. The Board of Directors created the Strategic Alternatives Committee to supervise and evaluate the preparation, documentation and procedures for pursuing strategic alternatives to enhance shareholder value. Alternatives considered included raising capital, possible acquisitions by the Company or a potential sale of the Company. The committee was comprised of three independent, non-employee directors. Responsibilities included review and evaluation of any such plan prepared by management of the Company regarding the long-term strategic outlook of the Company.
     Subsequent to a comprehensive review by the Strategic Alternatives Committee, the Company’s Board of Directors determined that it is not the appropriate time to seek the sale of the Company and the best alternative to maximize shareholder value is to continue to implement the Company’s strategic plan for growth. The Board dissolved the Strategic Alternatives Committee on August 22, 2007.

Communication with Board Members
     The Board of Directors encourages open, frank, and candid communications with Company security holders. Accordingly, the Board, with the approval of the majority of independent directors, has established a process whereby security holders may communicate with the Board as a whole, or any individual member of the Board. If a security holder desires to send a communication to the Board, or a specific Board member, the security holder must prepare the communication in written form and mail or hand deliver this communication to the following address:
Board of Directors
c/o J. Marcus Scrudder, Corporate Secretary
Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
     All appropriate security holder communication addressed to the Board will be forwarded to the Nominating and Corporate Governance Committee of the Board for consideration at its next committee meeting. Appropriate security holder communications addressed to individual directors, shall be forwarded to the designated director.
Business Ethics Policy
     The Company has adopted a Business Ethics Policy, which is applicable to the directors, executive officers and all employees of the Company, including the principal executive officer, principal financial officer, principal accounting officer and controller. The Business Ethics Policy is available in the “Investor Relations — Governance” section of the Company’s website at www.craftmade.com.

COMPENSATION DISCUSSION AND ANALYSIS
Overview
     The primary objectives of our executive compensation program are to (i) attract and retain outstanding management (ii) obtain outstanding results, (iii) provide a strong link between annual and long-term cash and stock incentives and the achievement of corporate performance objectives and (iv) align executive incentives with stockholder value. To achieve these goals, we may provide stock option or other forms of equity incentives to our executive officers.
     Our Compensation Committee has the responsibility for final approval of all compensation to our executive officers and directors, including the duty to ensure that compensation paid to executive officers does not exceed reasonable amounts and is based on objective standards, available information and reasonable judgment. Management may provide information and make recommendations regarding executive compensation to the Compensation Committee. The Compensation Committee generally considers, but is not bound by, such information and recommendations. The Compensation Committee is permitted to delegate authority and responsibilities to subcommittees of its members. The compensation is not permitted to delegate authority to any other persons.
     The specific duties and responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter, which is available in the “Investor Relations — Governance” section of the Company’s website at www.craftmade.com.
     We use a mix of short-term compensation (i.e., base salaries and discretionary cash bonuses) and long-term compensation (i.e., stock options and other equity based awards) to provide a total compensation structure that is designed to reward outstanding individual and Company performance on both a long-term and short-term basis, contribution to the achievement of the Company’s objectives and implementation of Company strategies and to align management’s interests with those of our stockholders.
     Although we do not have any formal or informal policy or practice regarding benchmarking our executive compensation against that of other companies, from time to time, salaries, bonuses and other compensation of our executive officers are evaluated by reference to nationwide comparisons. During the fiscal year ended June 30, 2007, the Compensation Committee reviewed a Watson Wyatt survey on executive compensation, a CFO magazine survey on executive compensation and a market study presented by management based upon the proxy disclosure of various selected companies with market capitalization and revenue similar to the Company. In addition, our Audit Committee requested that BDO provide market information on executive compensation at various companies comparable to the Company on November 10, 2006. The information provided by BDO was reviewed by the members of the Compensation Committee.
     A substantial portion of each of our executive officers’ potential total compensation may be in the form of bonuses and equity awards. Discretionary cash bonuses and option awards vary significantly based on our financial results, the achievement of strategic objectives, extraordinary individual achievement and each individual’s contribution toward our performance.
Executive Compensation Components
     Our compensation program consists of:
•	Base salary;

•	Discretionary cash bonuses; and

•	Long-term incentive awards in the form of stock options and other equity based awards (i.e., stock appreciation rights, restricted stock and restricted stock units).

     Base salary is generally the largest component of total compensation. In general, we view the various components of compensation as related but distinct. The Compensation Committee reviews all of the components of compensation paid to each executive officer as a whole, but we do not believe that significant compensation derived from one component of compensation should automatically negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, and other considerations we deem relevant, such as rewarding extraordinary performance. Our Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.
Base Salary
     Base salary is established based on each executive officer’s experience, skill, knowledge and responsibilities, in conjunction, where appropriate, with available market data. The Compensation Committee approves base salaries after considering a number of factors including:
•	Individual performance of the executive;

•	Internal review of the executive’s compensation, both individually and relative to other officers;

•	The base salary of each executive officer in prior years; and

•	Market data of base salary information.
     The Compensation Committee does not assign relative weight or rankings to these factors, but instead makes a subjective determination based upon the consideration of all of these factors. Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility.
     Base salary is intended to recognize each executive officer’s unique value and historical contributions to the Company’s success in light of salary norms in our industry and the general marketplace, to allow us to successfully compete for executive talent, to provide executives with sufficient, regularly-paid income and to reflect position and level of responsibility.
Discretionary Cash Bonuses
     We believe that some portion of the executive’s compensation should be contingent upon successful achievement of our corporate objectives. Executive officers may receive a significant cash bonus, based on the level of attainment of certain corporate objectives. Such objectives are determined by the Compensation Committee, which may consider recommendations from management. The Compensation Committee awards these bonuses on a discretionary basis when it believes that the circumstances warrant payment for objectives met and performance goals achieved. In awarding discretionary cash bonuses during 2007, the Compensation Committee primarily considered the individual performance of each executive officer. In the future, the Compensation Committee intends to consider growth in the Company’s earnings per share and return on invested capital as well as individual performance in awarding discretionary cash bonuses to the executive officers. The Compensation Committee may also consider the successful completion of major projects, e.g., mergers and acquisitions, and the performance benefits achieved from those projects, as appropriate.
     We intend that our cash bonus program will focus management on achieving key financial and other performance objectives on a short-term basis, motivate certain desired individual behaviors and reward substantial achievement of financial and other performance objectives and individual goals on a short-term basis. We may also use our cash bonus program to be competitive from a total remuneration standpoint.

Bonuses Based on Sales Levels or Other Targets
     Various executive officers may from time to time receive commissions based on sales levels or other measurable targets applied to their particular department, area of responsibility or the Company as a whole. For 2007, only Mr. Crimmings was eligible to receive such a bonus, based upon growth in gross profit from lighting showroom sales. These sales levels were not achieved, and Mr. Crimmings did not receive this bonus.
Stock Options and Other Equity Based Awards
     Stock options and other equity based awards (i.e., stock appreciation rights, restricted stock and restricted stock units) may be awarded to executive officers (i) to promote long-term success by aligning executive financial interests with the interests of the stockholder, (ii) to provide an opportunity for increased equity ownership by executives, (iii) to maintain competitive levels of compensation and (iv) to reward executives in the same manner as a cash bonus for achieving key financial and other performance objectives, motivate certain desired individual behaviors and reward substantial achievement of company financial and other performance objectives and individual goals on a short-term basis. The Compensation Committee considers and makes grants from time to time, as it deems appropriate.
     At this time, we generally pay stock options rather than other forms of equity based incentives because the Company believes that stock options best align the interests of management with those of the Company’s stockholders.
     All stock option awards are made at or above the market price at the time of the award and are subject to the terms of our 2006 Long-Term Incentive Plan (“2006 Plan”). Stock option grants are subject to time-based vesting as determined by the Compensation Committee.
     The Compensation Committee approves all stock option awards based on executive responsibilities, individual and Company performance, available market data and the reasonable judgment of the Compensation Committee. In setting awards for 2006, management provided comparable market information and made recommendations to the Compensation Committee. The Compensation Committee considered such information and recommendations. In addition, newly hired or promoted executives who are eligible to receive options are awarded such options at the discretion of the Compensation Committee.
     Our Compensation Committee has not adopted any formal or informal policies or guidelines for considering previous awards, whether vested or unvested, in setting awards and grants, but may take previous awards into account.
Employment Agreements
     None of the Company’s executive officers are subject to employment, non-compete, confidentiality or non-disclosure agreements.
Other Compensation
     All of our executive officers are also eligible for benefits offered to employees generally, including life, health, disability and dental insurance and participation in our 401(K) plan.
Tax Consequences of Certain Forms of Compensation
     The following is a summary of principal federal income tax consequences of certain transactions under our compensation plan. It does not describe all federal tax consequences of our compensation plan, nor does it describe state and local tax consequences.

     Any ordinary income realized by a participant upon the exercise of an award under the 2006 Plan is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”).
     To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for shares of common stock, the participant remit to the Company an amount in cash sufficient to satisfy the withholding requirements. Alternatively, the Company may permit the participant to deliver shares of common stock (valued at fair market value) that the participant has not acquired from the Company within six (6) months prior to the date of exercise or the Company may withhold a portion of the shares of common stock (again, valued at fair market value) that otherwise would be issued to the participant upon exercise to satisfy all or part of the withholding tax obligations.
     Withholding does not represent an increase in the participant’s total income tax obligation since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares of common stock. Compensation income realized, and tax withheld, will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.
     Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.
     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
REPORT OF THE COMPENSATION COMMITTEE
     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
This report is respectfully submitted by the Compensation Committee:

A. Paul Knuckley — Chairman
Lary C. Snodgrass
William E. Bucek
L. Dale Griggs
R. Don Morris
Richard T. Walsh

EXECUTIVE COMPENSATION
Executive Compensation
     The following table sets forth compensation awarded by the Company to its principal executive officer, principal financial officer and three other most highly-compensated executive officers (“Named Executive Officers”) during the fiscal year ended June 30, 2007:
Summary Compensation Table

Name and	Fiscal			Option	All Other
Principal Position	Year	Salary	Bonus	Awards(1)	Compensation		Total
		($)	($)	($)	($)		($)
James R Ridings	2007	$361,882	—	—	—		$361,882
Chairman of the Board and Chief Executive Officer

Brad Dale Heimann	2007	$238,942	$25,000	$5,178	$6,966	(2)	$276,086
President and Chief Operating Officer

J. Marcus Scrudder	2007	$213,942	$25,000	$5,178	$6,418	(2)	$250,538
Chief Financial Officer

Clifford F. Crimmings	2007	$210,553	$4,000	—	$8,120	(2)(3)	$222,673
Vice President of Marketing

John S. DeBlois	2007	$301,122	—	—	$—		$301,122
Executive Vice President of TSI

(1)	Represents amounts expensed by the Company during the fiscal year for grants made to executive officers.

(2)	Includes matching contributions under the Company’s 401(k) savings plan.

(3)	Includes the annual premium for a life insurance policy under which Mr. Crimmings’ is the beneficiary.

Grants of Plan-Based Awards in Fiscal Year 2007
     The following table sets forth certain information relating to stock option grants to the Named Executive Officers during fiscal year 2007:
Grants of Plan-Based Awards

All Other
Option
		Awards:		Grant Date
		Number of	Exercise or	Fair Value
		Securities	Base Price	of Stock
		Underlying	of Option	and Option
	Grant	Options	Awards	Awards
Name	Date	(#)	($/Share)	($/Share)
James R Ridings	—	—	$—	$—
Chairman of the Board and Chief Executive Officer

Brad Dale Heimann	2/5/2007	10,000	$17.62	$4.97
President and Chief Operating Officer

J. Marcus Scrudder	2/5/2007	10,000	$17.62	$4.97
Chief Financial Officer

Clifford F. Crimmings	—	—	$—	$—
Vice President of Marketing

John S. DeBlois	—	—	$—	$—
Executive Vice President of TSI
These options were granted pursuant to the 2006 Plan.

Outstanding Equity Awards at Year-End
     The following table shows outstanding equity awards for each of the Named Executive Officers at June 30, 2007:
Outstanding Equity Awards at Year-End

Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	(#)	(#)	Price	Expiration
Name	Exercisable	Unexercisable	($)	Date
James R Ridings	—	—	—	—
Chairman of the Board and Chief Executive Officer

Brad Dale Heimann	2,000	—	$6.75	10/28/2009
President and	—	10,000	$17.62	2/4/2017
Chief Operating Officer

J. Marcus Scrudder	—	10,000	$17.62	2/4/2017
Chief Financial Officer

Clifford F. Crimmings	—	—	—	—
Vice President of Marketing

John S. DeBlois	—	—	—	—
Executive Vice President of TSI
     Mr. Heimann’s 2,000 currently exercisable options were granted pursuant to the Craftmade International, Inc. 1999 Stock Option Plan. The other options reported on the table above were granted pursuant to the 2006 Plan.
Option Exercises and Stock Vested
     No options were exercised by any of the Named Executive Officers and no stock awards held by any of the Named Executive Officers vested during fiscal year 2007.
Pension Benefits and Nonqualified Deferred Compensation
     The Company does not offer a defined benefit plan or nonqualified deferred compensation to its Named Executive Officers, directors or employees.
Vesting of Options Upon Termination or Change-in-Control
     Under the terms of the 2006 Plan, one hundred percent (100%) of any unvested options shall vest and become exercisable immediately prior to the effective date of a Change in Control. A “Change in Control” shall be deemed to occur if (a) there shall be consummated any consolidation or merger of the Company into or with another corporation or other legal person, and as a result of such consolidation or merger less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transactions are held in the aggregate by holders of voting stock of the Company immediately prior to such transactions; (b) there shall be consummated any sale, lease, exchange or other transfer, whether in one transaction or any series of related transactions, of all or significant portions of the assets of the Company to any other corporation or other legal person, if less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale, lease, exchange, or transfer is held in the aggregate by the holders of voting stock of the Company immediately prior to such sale, lease, exchange, or transfer; (c) the stockholders of the Company approve any plan for the liquidation or dissolution of the Company; (d) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), becomes, either directly or indirectly, the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Company; or (e) at any time during a fiscal year a majority of the Board shall be replaced by persons who were not recommended for those positions by at least two-thirds of the directors of the Company who were directors of the Company at the beginning of such fiscal year.
As of June 30, 2007, if a Change of Control were to occur, Mr. Heimann’s and Mr. Scrudder’s options to purchase 10,000 shares of our common stock at an exercise price of $17.62 would vest and become exercisable. The closing price of our common stock as reported on the NASDAQ as of June 30, 2007 was $17.11.
Equity Compensation Plan Information
     On October 27, 2000, the Company’s stockholders approved the 1999 Stock Option Plan (“1999 Plan”) and 2000 Non-Employee Director Plan (“Non-Employee Plan”), previously adopted by the Board of Directors on October 29, 1999 and February 16, 2000, respectively. At June 30, 2007, there were 18,500 fully vested options which were exercisable under these plans. The 1999 Plan, the Non-Employee Plan and the 146,500 shares that were reserved for future grants under these plans were terminated upon adoption of the 2006 Long-Term Incentive Plan.
     On November 28, 2006, the Company’s stockholders approved the 2006 Long-Term Incentive Plan (“2006 Plan”). The 2006 Plan allows a maximum of 400,000 shares of the Company’s common stock to be issued. Options granted will be designated as either Incentive Stock Options or Non-Qualified Stock Options. The options vest at a rate of 25% on the first anniversary of the grant date and 25% on each successive anniversary. Options may be exercised at any time once they become vested, but not more than 10 years from the date of grant.
     The following table sets forth (i) the number of securities to be issued upon exercise of outstanding options, (ii) the weighted average of exercise price of such outstanding options and (iii) the number of securities remaining available for future issuance under equity compensation plans that have been approved by security holders of the Company:
Equity Compensation Plan Information

			Number of
			Securities
	Number of		Remaining
	Securities	Weighted-	Available
	to be Issued	Average	for Future
	Upon	Exercise	Issuance
	Exercise of	Price of	Under Equity
	Outstanding	Outstanding	Compensation
Plan Category	Options (#)	Options ($)	Plans (#)
1999 Stock Option Plan	3,500	$6.75	—
2000 Non-Employee Director Plan	15,000	18.48	—
2007 Long-Term Incentive Plan	80,600	18.47	319,400

Total	99,100	$18.06	319,400

Director Compensation
     Non-employee directors who are not otherwise salaried employees of the Company receive the following compensation:
•	A fee of $5,000 for each board meeting attended in person.

•	A fee of $2,000 for committee meetings attended in person on days when no board meeting is held.

•	A fee of $500 for each board or committee meeting attended via telephone.

•	An additional fee of $2,500 per meeting for the chairperson of the Audit Committee.

•	An additional fee of $1,000 for the chairperson of the Compensation Committee and Nominating and Corporate Governance Committee.

•	The chairman of the Strategic Alternatives Committee received a retainer of $35,000. Each other member of the Strategic Alternatives Committee received a retainer of $25,000. None of these amounts were paid during the fiscal year ended June 30, 2007.

•	The Company is also authorized to reimburse directors for travel and other reasonable expenses in connection with attendance at meetings.
     The following table summarizes compensation paid to non-employee directors during fiscal year 2007:

	Fees Earned
	or Paid
	in Cash	Total
Name	($)	($)(1)
A. Paul Knuckley	$38,500	$38,500
Lary C. Snodgrass	$34,500	$34,500
William E. Bucek	$36,500	$36,500
L. Dale Griggs	$34,500	$34,500
R. Don Morris	$47,500	$47,500
Richard T. Walsh(2)	$34,500	$34,500

(1)	Includes fees earned or paid in cash

(2)	Excludes $3,570 of business-related travel reimbursement in connection with attendance at meetings.
Compensation Committee Interlocks and Insider Participation
     No member of the Compensation Committee is or has been an officer or employee of the Company or any of it subsidiaries. The members of the Compensation Committee had no other relationships with the Company requiring disclosure pursuant to Item 404 of SEC Regulation S-K. No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

REPORT OF THE AUDIT COMMITTEE
     In this section below, financial and accounting management policies and practices of the Company are described.
     Composition. The Audit Committee of the board of directors is composed of six independent directors, as defined under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Board of Directors has adopted a written charter for the Audit Committee which is available in the “Investor Relations — Governance — Committees” section of the Company’s website at www.craftmade.com.
     Responsibilities. The responsibilities of the Audit Committee include the appointment, retention and oversight of an accounting firm to be engaged as the Company’s independent accountants. Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is to oversee these processes.
     Review with Management and Independent Accountants. In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.
     The Company’s independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independent Discussions with Audit Committees,” and the Audit Committee discussed these matters with BDO Seidman, LLP, the firm’s independent accountants.
     Summary. Based upon the Audit Committee’s discussions with management and the independent accountants and the Audit Committee’s review of the representations of management, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2007 as filed with the Securities and Exchange Commission.
Respectfully submitted by the Audit Committee:
R. Don Morris — Chairman
A. Paul Knuckley
Lary C. Snodgrass
William E. Bucek
L. Dale Griggs
Richard T. Walsh

STOCKHOLDER PROPOSALS AND OTHER MATTERS
     Any stockholder who intends to present a proposal at the 2008 Annual Meeting of Stockholders, and who wishes to have a proposal included in the Company’s proxy statement for that meeting, must deliver the proposal to the Corporate Secretary of the Company at the Company’s executive offices in Coppell, Texas, for receipt no later than June 24, 2008. Shareholders wishing to submit proposals or director nominations to be presented directly at the 2008 Annual Meeting of Shareholders instead of by inclusion in next year’s proxy statement must submit their proposals or nominations by September 7, 2008.
     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefore, may solicit proxies in person or by telephone or by electronic means. No additional written materials besides the proxy statement have been authorized or will be employed in connection with the solicitation of proxies.
     The annual report to stockholders for the fiscal year ended June 30, 2007 is enclosed with this proxy statement. The annual report does not form any part of material for the solicitation of proxies.
     Stockholders are urged to forward their proxies without delay. A prompt response will be greatly appreciated.
For the Board of Directors,
J. Marcus Scrudder
Chief Financial Officer and Corporate Secretary

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MR A SAMPLE DESIGNATION (IF ANY)
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Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card
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A Proposals — The Board of Directors recommends a vote FOR the listed nominees and FOR Proposal 2.
1. Election of Directors: For Withhold For Withhold For Withhold +
01 — James R. Ridings 02 — A. Paul Knuckley 03 — Lary C. Snodgrass
04 — R. Don Morris 05 — William E. Bucek 06 — L. Dale Griggs
For Against Abstain
2. Ratify the appointment of BDO Seidman, LLP as the
Company’s independent registered public accounting firm for fiscal year 2008.
In their discretion, the Proxies are authorized to vote upon such other business or matters as may come before the meeting or any adjournment thereof.
B Non-Voting Items
Change of Address — Please print new address below.
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Where there is more than one owner, each should sign. When signing as attorney, administrator, executor, guardian, or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person indicating such officer’s or other person’s title.
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Proxy — Craftmade International, Inc. This Proxy is Solicited By and On Behalf of the Board of Directors Proxy — Annual Meeting of Stockholders — November 27, 2007 The undersigned, revoking all previous proxies, hereby appoint(s) James R. Ridings, A. Paul Knuckley, and Lary C. Snodgrass, or any of them, Proxies, with full power of substitution to represent and to vote all shares of Common Stock, $0.01 par value, of Craftmade International, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Company’s corporate office, 650 South Royal Lane, Suite 100, Coppell, Texas 75019 on Tuesday, November 27, 2007, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named herein will vote thereof in accordance with their best judgement. All powers may be exercised by all of said Proxies or substitutes voting or acting or, if only one votes or acts, then by that one. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged. The shares represented by this proxy will be voted as directed. Unless revoked, this proxy shall terminate on November 28, 2007, the day after the stockholders meeting, or if the meeting is continued or adjourned, the day after the continuation or adjournment. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSAL 2 AND, IN THE DISCRETION OF THE PROXIES, UPON ANY OTHER BUSINESS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. IMPORTANT: TO BE SIGNED AND DATED ON REVERSE SIDE